                                                                   Exhibit 31.1.

            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER EXHIBIT 31.1

I, Seth Horowitz, certify that:

     1.  I have  reviewed  this  quarterly  report  on  Form  10-Q  of  Everlast
         Worldwide Inc.;

     2.  Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this quarterly report;

     3.  Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.  The  registrant's  other  certifying  officer and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for  the
         registrant and we have:
         a)  designed such disclosure  controls and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  our supervision,  to ensure that material  information  relating to the registrant,  including its consolidated subsidiaries, is made known to us by others  within  those  entities,  particularly  during the period in which this report is being prepared;
         b)  designed such internal control over financial reporting,  or caused such internal control over financial reporting to be designed under our  supervision,  to provide  reasonable  assurance  regarding the reliability of financial reporting and the preparation of financial statements  for  external  purposes in  accordance  with  generally accepted accounting principles;
         c)  evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  report  based  on  such evaluation; and
         d)  disclosed  in this  report any change in the  registrants  internal
             control  over  financial   reporting   that  occurred   during  the
             registrant's   most  recent  fiscal  quarter  that  has  materially
             affected,  or  is  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting; and

     5.  The registrant's other certifying  officer and I have disclosed,  based on our most recent  evaluation,  to the  registrant's  auditors and the
         audit  committee  of  registrant's   board  of  directors  (or  persons
         performing the equivalent function):
         a)  all significant  deficiencies and material weaknesses in the design or operation of internal  controls over financial  reporting  which could adversely affect the registrant's ability to record, process, summarize and report financial data and information; and
         b)  any fraud,  whether or not material,  that  involves  management or other  employees  who have a significant  role in the  registrant's internal controls over financial reporting.

         Date: November 7, 2006          /s/ Seth Horowitz
                                         -----------------
                                         Seth Horowitz
                                         Chief Executive Officer